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                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

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                                       FORM T-1

                               STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                       CORPORATION DESIGNATED TO ACT AS TRUSTEE

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  ___ CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                                  SECTION 305(b) (2)

                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                 (Exact name of trustee as specified in its charter)

A U.S. NATIONAL BANKING ASSOCIATION                        41-1592157
(Jurisdiction of incorporation or                       (I.R.S. Employer
organization if not a U.S. national                   Identification No.)
bank)

SIXTH STREET AND MARQUETTE AVENUE
Minneapolis, Minnesota                                       55479
(Address of principal executive offices)                   (Zip code)

                          Stanley S. Stroup, General Counsel
                     NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION
                          Sixth Street and Marquette Avenue
                            Minneapolis, Minnesota  55479
                                    (612) 667-1234
                                 (Agent for Service)

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                               ENERGY WEST INCORPORATED
                 (Exact name of obligor as specified in its charter)

MONTANA                                                  81-0141785
(State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                        Identification No.)

1 FIRST AVENUE SOUTH
GREAT FALLS MONTANA                                        59401
(Address of principal executive offices)                 (Zip code)

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                              __% NOTES DUE JUNE 1, 2012
                         (Title of the indenture securities)

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Item 1.  GENERAL INFORMATION.  Furnish the following information as to the trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              Comptroller of the Currency
              Treasury Department
              Washington, D.C.

              Federal Deposit Insurance Corporation
              Washington, D.C.

              The Board of Governors of the Federal Reserve System Washington, D.C.

         (b)  Whether it is authorized to exercise corporate trust powers.

              The trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the trustee, describe each such affiliation.

         None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15.  FOREIGN TRUSTEE.   Not applicable.

Item 16.  LIST OF EXHIBITS.  List below all exhibits filed as a part of this
                             Statement of Eligibility.  Norwest Bank
                             incorporates by reference into this Form T-1 the exhibits attached hereto.

    Exhibit 1.     a.   A copy of the Articles of Association of the trustee
                        now in effect.*

    Exhibit 2.     a.   A copy of the certificate of authority of the trustee
                        to commence business issued June 28, 1872, by the Comptroller of the Currency to The Northwestern
                        National Bank of Minneapolis.*

                   b. A copy of the certificate of the Comptroller of the Currency dated January 2, 1934, approving the consolidation of The Northwestern National Bank of Minneapolis and The Minnesota Loan and Trust Company of Minneapolis, with the surviving entity being titled Northwestern National Bank and Trust Company of Minneapolis.*

                   c. A copy of the certificate of the Acting Comptroller of the Currency dated January 12, 1943, as to change of corporate title of Northwestern National Bank and Trust Company of Minneapolis to Northwestern National Bank of Minneapolis.*

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                   d.   A copy of the letter dated May 12, 1983 from the
                        Regional Counsel, Comptroller of the Currency, acknowledging receipt of notice of name change effective May 1, 1983 from Northwestern National Bank of Minneapolis to Norwest Bank Minneapolis, National Association.*

                   e. A copy of the letter dated January 4, 1988 from the Administrator of National Banks for the Comptroller of the Currency certifying approval of consolidation and merger effective January 1, 1988 of Norwest Bank Minneapolis, National Association with various other banks under the title of "Norwest Bank Minnesota, National Association."*

    Exhibit 3. A copy of the authorization of the trustee to exercise corporate trust powers issued January 2, 1934, by the Federal Reserve Board.*

    Exhibit 4.     Copy of By-laws of the trustee as now in effect.*

    Exhibit 5.     Not applicable.

    Exhibit 6. The consent of the trustee required by Section 321(b) of the Act. **

    Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority. ***

    Exhibit 8.     Not applicable.

    Exhibit 9.     Not applicable.







    * Incorporated by reference to exhibit number 25 filed with registration statement number 33-66026.

   **    Filed herewith.

  *** Incorporated by reference to exhibit number 7 filed with registration statement number 333-7575. Such exhibit was filed in paper format under cover of Form SE pursuant to a continuing hardship exemption granted on March 13, 1997 in accordance with Rule 202 of Regulation S-T.

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                                      SIGNATURE


Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Norwest Bank Minnesota, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 22nd day of July, 1997.






                        NORWEST BANK MINNESOTA,
                        NATIONAL ASSOCIATION


                        /s/ Curtis D. Schwegman
                        ------------------------------
                        Curtis D. Schwegman
                        Assistant Vice President

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[LETTERHEAD]

                                      EXHIBIT 6




July 22, 1997



Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.





                        Very truly yours,

                        NORWEST BANK MINNESOTA,
                        NATIONAL ASSOCIATION


                        /s/ Curtis D. Schwegman
                        ------------------------------
                        Curtis D. Schwegman
                        Assistant Vice President